1Q | 2018

Supplemental Information

FURNISHED AS OF MAY 3, 2018 (UNAUDITED)

Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” "budget," “components of expected 2018 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2017 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY 2	1Q 2018 SUPPLEMENTAL INFORMATION

Table of Contents

4	Highlights
5	Quick Facts
6	Corporate Information
7	Balance Sheet Information
8	Statements of Income Information
9	FFO, Normalized FFO & FAD
10	Capital Funding and Commitments
11	Debt Metrics
12	Investment Activity
13	Portfolio by Market
14	Square Feet by Health System
15	Square Feet by Proximity
16	Lease Maturity, Lease and Building Size
17	Historical Occupancy
18	Occupancy Reconciliation
19	Same Store Leasing Statistics
20	Same Store Properties
21	Reconciliation of NOI
22	Reconciliation of EBITDA
23	Components of Net Asset Value
24	Components of Expected FFO
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY 3	1Q 2018 SUPPLEMENTAL INFORMATION

Highlights

QUARTERLY HIGHLIGHTS

•	For the trailing twelve months ended March 31, 2018, same store revenue grew 3.1%, operating expenses increased 2.3%, and same store cash NOI grew 3.5%:

◦	Same store revenue per average occupied square foot increased 2.7%.

◦	Average same store occupancy increased 30 basis points to 89.4% from 89.1%.

•	Four predictive growth measures in the same store multi-tenant portfolio:

◦	In-place contractual rent increases averaged 2.81%, up from 2.72% a year ago.

◦	Weighted average cash leasing spreads were 5.2% on 247,000 square feet renewed:

•	6% (<0% spread)

•	9% (0-3%)

•	49% (3-4%)

•	36% (>4%)

◦	Tenant retention was 81.5%.

◦	The average yield on renewed leases increased 60 basis points.

•	Leasing activity in the first quarter totaled 463,000 square feet related to 128 leases:

◦	316,000 square feet of renewals

◦	147,000 square feet of new and expansion leases

•
In April, the Company sold seven properties in Roanoke, Virginia for approximately $46.2 million pursuant to the exercise of a fixed-price purchase option. The Company recognized approximately $1.5 million of NOI from these properties during the three months ended March 31, 2018.

•	A dividend of $0.30 per common share was declared, which is equal to 75.0% of normalized FFO per share.

•	Dividends paid as a percentage of funds available for distribution were 93.8% for the first quarter.

OTHER ITEMS OF NOTE

•
On March 30, 2018, the Company reclassified five skilled nursing facilities to held for sale. The net investment in these properties was $3.4 million and the Company recognized net operating income of $0.6 million in the quarter related to these properties. The Company has executed a letter of intent to sell the buildings for $9.5 million to an owner/operator and expects to close by the end of the second quarter. The Company was previously under contract to sell the properties to a different buyer. However, that contract was terminated and the Company recognized $0.5 million of income related to earnest money the buyer forfeited. The Company normalized FFO to exclude this forfeited earnest money received.

•
In January, the Company entered into two interest rate swaps totaling $50.0 million to fix the floating rate index to 2.46% on the $150.0 million Term Loan due 2022 (3.56% including the 110 basis point spread). In total, the Company has four interest rate swaps totaling $75.0 million which is half of the $150.0 million Term Loan due 2022.

•
General and administrative expense increased approximately $0.8 million in the first quarter of 2018 over the fourth quarter of 2017. These customary first quarter increases in certain administrative costs include payroll taxes, non-cash ESPP expense and healthcare savings account fundings. Approximately $0.6 million is not expected to recur in subsequent quarters.

HEALTHCARE REALTY 4	1Q 2018 SUPPLEMENTAL INFORMATION

Quick Facts
as of 3/31/18

Properties
$3.8B	Invested in 196 properties
14.5M SF	Owned in 27 states
10.9M SF	HR managed
94.7%	Medical office and outpatient
86.7%	On/adjacent to hospital campuses
3.5%	Same store cash NOI growth (TTM)

Capitalization
$4.8B	Enterprise value as of 4/27/2018
$3.5B	Market capitalization as of 4/27/2018
125.2M	Shares outstanding
$0.30	Quarterly dividend per share
BBB/Baa2	Credit rating
27.5%	Debt to enterprise value at 3/31/2018
4.9x	Net debt to Adjusted EBITDA

MOB PROXIMITY TO HOSPITAL (% of SF)

On campus		69%
Adjacent to campus		18%
Total on/adjacent		87%

Anchored		8%
Off campus		5%
Total		100%

HEALTH SYSTEM BY RANK (% of SF)
MOB/OUTPATIENT		TOTAL
Top 25	49%	48%
Top 50	67%	67%
Top 75	77%	76%
Top 100	81%	80%

MSA BY RANK (% of SF)
MOB/OUTPATIENT		TOTAL
Top 25	64%	62%
Top 50	87%	84%
Top 75	90%	87%
Top 100	95%	93%

HEALTHCARE REALTY'S TOP MARKETS

HEALTHCARE REALTY 5	1Q 2018 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of March 31, 2018, the Company owned 196 real estate properties in 27 states totaling 14.5 million square feet and was valued at approximately $4.8 billion. The Company provided leasing and property management services to 10.9 million square feet nationwide.

CORPORATE HEADQUARTERS
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

Executive Officers
David R. Emery	Executive Chairman of the Board
Todd J. Meredith	President and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer
Robert E. Hull	Executive Vice President - Investments

Board of Directors
David R. Emery	Executive Chairman of the Board, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President, Medical Management Associates, Inc.
Todd Meredith	President and Chief Executive Officer, Healthcare Realty Trust Incorporated
Edwin B. Morris III	Retired Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	Retired Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas, Seton Medical Center Austin and Seton Shoal Creek Hospital

Analyst Coverage
BMO Capital Markets	J.P. Morgan Securities LLC	Mizuho Securities USA Inc.
BTIG, LLC	Jefferies LLC	Stifel, Nicolaus & Company, Inc.
Cantor Fitzgerald, L.P.	JMP Securities LLC	SunTrust Robinson Humphrey, Inc.
Green Street Advisors, Inc.	Morgan Stanley	Wells Fargo Securities, LLC
J.J.B. Hilliard W.L. Lyons, LLC	KeyBanc Capital Markets Inc.

HEALTHCARE REALTY 6	1Q 2018 SUPPLEMENTAL INFORMATION

Balance Sheet Information
(dollars in thousands, except per share data)

ASSETS

	2018				2017
Real estate properties:	Q1	Q4	Q3	Q2	Q1
Land	$201,090	$201,283	$196,217	$193,072	$193,101
Buildings, improvements and lease intangibles	3,600,826	3,601,460	3,400,224	3,388,734	3,327,529
Personal property	10,205	10,314	10,300	10,155	9,998
Construction in progress	14,990	5,458	1,138	—	16,114
Land held for development	20,123	20,123	20,123	20,123	20,123
Total real estate properties	3,847,234	3,838,638	3,628,002	3,612,084	3,566,865
Less accumulated depreciation and amortization	(924,304)	(897,430)	(888,875)	(864,573)	(841,296)
Total real estate properties, net	2,922,930	2,941,208	2,739,127	2,747,511	2,725,569
Cash and cash equivalents	3,796	6,215	196,981	2,033	1,478
Restricted cash	—	—	—	9,151	104,904
Assets held for sale and discontinued operations, net	36,118	33,147	8,772	8,767	15,111
Other assets	220,576	213,015	200,824	191,036	192,174
Total assets	$3,183,420	$3,193,585	$3,145,704	$2,958,498	$3,039,236

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable	$1,306,951	$1,283,880	$1,166,060	$1,203,146	$1,278,662
Accounts payable and accrued liabilities	62,318	70,995	69,918	62,121	62,746
Liabilities of properties held for sales and discontinued operations	201	93	59	398	93
Other liabilities	49,402	48,734	45,405	46,556	44,444
Total liabilities	1,418,872	1,403,702	1,281,442	1,312,221	1,385,945
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,252	1,251	1,249	1,165	1,165
Additional paid-in capital	3,175,809	3,173,429	3,173,167	2,923,519	2,920,839
Accumulated other comprehensive loss	(639)	(1,299)	(1,274)	(1,316)	(1,358)
Cumulative net income attributable to common stockholders	1,027,528	1,018,348	1,055,499	1,052,326	1,027,101
Cumulative dividends	(2,439,402)	(2,401,846)	(2,364,379)	(2,329,417)	(2,294,456)
Total stockholders' equity	1,764,548	1,789,883	1,864,262	1,646,277	1,653,291
Total liabilities and stockholders' equity	$3,183,420	$3,193,585	$3,145,704	$2,958,498	$3,039,236

HEALTHCARE REALTY 7	1Q 2018 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	2018				2017			2016
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Revenues
Rental income	$110,229	$105,806	$105,078	$103,384	$102,709	$103,066	$101,250	$100,330
Other operating	1,895	1,943	1,947	1,934	1,935	2,316	2,492	2,396
	112,124	107,749	107,025	105,318	104,644	105,382	103,742	102,726
Expenses
Property operating	41,818	40,590	40,627	38,183	37,852	37,307	37,528	36,281
General and administrative	9,101	8,272	8,022	8,005	8,694	7,622	7,859	7,756
Acquisition and pursuit costs (1)	277	302	507	785	586	1,085	865	373
Depreciation and amortization	39,573	37,324	35,873	34,823	34,452	34,022	31,984	31,290
Bad debts, net of recoveries	—	(17)	4	105	66	(13)	(47)	78
	90,769	86,471	85,033	81,901	81,650	80,023	78,189	75,778
Other income (expense)
Gain on sales of real estate properties	—	—	(7)	16,124	23,408	41,037	—	8
Interest expense	(12,668)	(13,707)	(14,107)	(14,315)	(14,272)	(13,839)	(13,759)	(14,815)
Loss on extinguishment of debt	—	(44,985)	—	—	—	—	—	—
Pension termination	—	—	—	—	—	—	—	(4)
Impairment of real estate assets	—	2	(5,059)	(5)	(323)	(121)	—	—
Interest and other income, net	493	261	354	3	38	1	40	8
	(12,175)	(58,429)	(18,819)	1,807	8,851	27,078	(13,719)	(14,803)

Net income (loss)	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145

(1)	Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY 8	1Q 2018 SUPPLEMENTAL INFORMATION

FFO, Normalized FFO & FAD (1)(2)
(amounts in thousands, except per share data)

	2018				2017			2016
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Net income (loss)	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145
Gain on sales of real estate assets	—	—	7	(16,124)	(23,408)	(41,037)	—	(8)
Impairments of real estate assets	—	(2)	5,059	5	323	121	—	—
Real estate depreciation and amortization	40,003	37,869	36,478	35,421	35,555	34,699	32,557	31,716
Total adjustments	40,003	37,867	41,544	19,302	12,470	(6,217)	32,557	31,708
FFO	$49,183	$716	$44,717	$44,526	$44,315	$46,220	$44,391	$43,853
Acquisition and pursuit costs (3)	277	302	507	785	586	915	649	232
Write-off of deferred financing costs upon amendment of credit facilities	—	21	—	—	—	—	81	—
Pension termination	—	—	—	—	—	—	—	4
Forfeited earnest money received	(466)	—	—	—	—	—	—	—
Interest incurred related to the timing of issuance/redemption of senior notes	—	767	—	—	—	—	—	—
Loss on extinguishment of debt	—	44,985	—	—	—	—	—	—
Normalized FFO	$48,994	$46,791	$45,224	$45,311	$44,901	$47,135	$45,121	$44,089
Non-real estate depreciation and amortization	1,466	1,439	1,388	1,369	1,355	1,339	1,386	1,360
Provision for bad debt, net	—	(17)	4	105	66	(13)	(47)	78
Straight-line rent receivable, net	(1,330)	(201)	(1,156)	(1,623)	(1,595)	(1,595)	(1,684)	(1,907)
Stock-based compensation	2,822	2,531	2,429	2,453	2,614	1,949	1,851	1,850
Non-cash items	2,958	3,752	2,665	2,304	2,440	1,680	1,506	1,381

2nd Generation TI	(5,867)	(6,929)	(4,481)	(3,680)	(5,277)	(7,918)	(6,013)	(5,559)
Leasing commissions paid	(1,851)	(2,705)	(1,826)	(984)	(1,584)	(1,030)	(1,514)	(1,587)
Capital additions	(4,184)	(6,400)	(4,203)	(5,667)	(2,520)	(4,283)	(5,088)	(5,653)
Funds Available for Distribution	$40,050	$34,509	$37,379	$37,284	$37,960	$35,584	$34,012	$32,671
Dividends Paid	$37,556	$37,467	$34,964	$34,961	$34,937	$34,761	$34,759	$31,512
FFO per Common Share - diluted	$0.40	$0.01	$0.37	$0.38	$0.38	$0.40	$0.39	$0.42
Normalized FFO Per Common Share - diluted	$0.40	$0.38	$0.38	$0.39	$0.39	$0.41	$0.39	$0.42
FFO weighted average common shares outstanding - diluted (4)	123,984	124,125	120,081	115,674	115,507	115,408	115,052	104,770

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

(4)
Diluted weighted average common shares outstanding for the three months ended March 31, 2018 includes the dilutive effect of nonvested share-based awards outstanding of 635,872. The diluted FFO weighted average common shares outstanding decreased in the first quarter as compared to the fourth quarter because of the impact of the treasury method of accounting applied to the Company's nonvested share-based awards. The Company did not repurchase any outstanding stock in the quarter.

HEALTHCARE REALTY 9	1Q 2018 SUPPLEMENTAL INFORMATION

Capital Funding and Commitments
(dollars in thousands, except per square foot data)

ACQUISITION AND RE/DEVELOPMENT FUNDING
	2018				2017
	Q1	Q4	Q3	Q2	Q1
Acquisitions	$—	$246,568	$16,300	$50,786	$13,513
Re/development	12,658	4,010	7,196	8,940	12,159
1st generation TI & planned capital expenditures for acquisitions (1)	1,194	1,271	1,586	1,380	1,212

MAINTENANCE CAPITAL EXPENDITURES
$ Spent
2nd generation TI	$5,867	$6,929	$4,481	$3,680	$5,277
Leasing commissions paid	1,851	2,705	1,826	984	1,584
Capital expenditures	4,184	6,400	4,203	5,667	2,520
Total	$11,902	$16,034	$10,510	$10,331	$9,381

% of NOI
2nd generation TI	8.5%	10.4%	6.9%	5.6%	8.0%
Leasing commissions paid	2.7%	4.0%	2.8%	1.5%	2.4%
Capital expenditures	6.1%	9.6%	6.5%	8.7%	3.8%
Total	17.3%	24.0%	16.2%	15.8%	14.3%

LEASING COMMITMENTS
Renewals
Square feet	309,665	394,721	420,603	279,738	332,527
2nd generation TI / square foot / lease year	$1.86	$1.67	$1.38	$2.30	$1.93
Leasing commissions / square foot / lease year	$0.56	$0.59	$0.28	$0.39	$0.28
WALT (in months) (2)	51.8	46.0	35.8	37.3	49.8

New leases
Square feet	140,884	111,788	109,038	134,590	73,285
2nd generation TI / square foot / lease year	$5.42	$4.74	$3.92	$2.10	$4.78
Leasing commissions / square foot / lease year	$1.06	$0.92	$0.46	$0.47	$1.10
WALT (in months) (2)	93.8	90.7	68.4	103.8	82.8

All
Square feet	450,549	506,509	529,641	414,328	405,812
2nd generation TI / square foot / lease year	$3.47	$2.77	$2.22	$2.18	$2.69
Leasing commissions / square foot / lease year	$0.79	$0.71	$0.34	$0.44	$0.50
Leasing commitments as a % of annual net rent	20.7%	16.0%	12.3%	12.8%	15.6%
WALT (in months) (2)	64.9	55.9	42.6	58.9	55.7

(1)	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

(2)	WALT = weighted average lease term

HEALTHCARE REALTY 10	1Q 2018 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS AS OF MARCH 31, 2018
	Q1 2018 Interest Expense	Principal Balance	Balance (1)	Weighted Months to Maturity	Contractual Interest Rate	Effective Interest Rate
Senior Notes due 2023	$2,394	$250,000	$247,806	61	3.75%	3.95%
Senior Notes due 2025 (2)	2,469	250,000	248,101	85	3.88%	4.08%
Senior Notes due 2028	2,771	300,000	294,869	117	3.63%	3.84%
Total Senior Notes Outstanding	$7,634	$800,000	$790,776	89	3.74%	3.95%
Unsecured credit facility due 2020	1,293	213,000	213,000	28	LIBOR + 1.00%	2.88%
Unsecured term loan facility due 2022 (3)	1,118	150,000	149,030	57	LIBOR + 1.10%	3.23%
Mortgage notes payable, net	1,854	153,762	154,145	64	5.09%	4.82%
Total Outstanding Notes and Bonds Payable	$11,899	$1,316,762	$1,306,951	73	3.70%	3.80%
Interest cost capitalization	(186)
Unsecured credit facility fee and deferred financing costs	955
Total Quarterly Consolidated Interest Expense	$12,668

SELECTED FINANCIAL DEBT COVENANTS (4)
	Calculation	Requirement	TTM Ended 3/31/2018
Revolving credit facility and term loan
Leverage ratio	Total debt / total capital	Not greater than 60%	32.6%
Secured leverage ratio	Total secured debt / total capital	Not greater than 30%	3.8%
Unencumbered leverage ratio	Unsecured debt / unsecured real estate	Not greater than 60%	33.0%
Fixed charge coverage ratio	EBITDA / fixed charges	Not less than 1.50x	4.0x
Unsecured coverage ratio	Unsecured EBITDA / unsecured interest	Not less than 1.75x	4.5x
Construction and development	CIP / total assets	Not greater than 15%	0.5%
Asset investments	Mortgages & unimproved land / total assets	Not greater than 20%	0.9%

Senior notes (5)
Incurrence of total debt	Total debt / total assets	Not greater than 60%	32.4%
Incurrence of debt secured by any lien	Secured debt / total assets	Not greater than 40%	3.8%
Maintenance of total unsecured assets	Unencumbered assets / unsecured debt	Not less than 150%	314.7%
Debt service coverage	EBITDA / interest expense	Not less than 1.5x	4.5x

Other
Net debt to adjusted EBITDA (6)	Net debt (debt less cash) / adjusted EBITDA	Not required	4.9x
Debt to enterprise value (7)	Debt / enterprise value	Not required	27.5%

(1)	Balances are reflected net of discounts and deferred financing costs and include premiums.

(2)
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

(3)
The effective interest rate includes the impact of interest rate swaps on $25.0 million and $50.0 million of the outstanding balance at a rate of 2.18% and 2.46%, respectively (plus the applicable margin rate, currently 110 basis points).

(4)	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

(5)	The senior note covenants calculations apply to the senior notes due 2025 and 2028. The senior notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

(6)	Adjusted EBITDA is based on the current quarter results, annualized. See page 22 for a reconciliation of adjusted EBITDA.

(7)	Based on the closing price of $27.71 on March 31, 2018 and 125,198,317 shares outstanding.

HEALTHCARE REALTY 11	1Q 2018 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

DISPOSITION ACTIVITY
Location	Property Type (1)	Miles to Campus	Health System Affiliation	Closing	Purchase Price	Square Feet	Leased %	Cap Rate (2)
Virginia (3)	MOB, OTH	Various	HCA	4/26/2018	$46,236	460,881	75%	13.3%
2018 Disposition Activity					$46,236	460,881	75%	13.3%

RE/DEVELOPMENT ACTIVITY
Location	Property Type	Campus Location	Square Feet	Budget	Amount Funded Q1 2018	Total Through 3/31/2018	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Same store redevelopment
Charlotte, NC (4)	MOB	ON	204,000	$12,000	$1,519	$5,006	$6,994	87%	Q1 2019
Development
Seattle, WA	MOB	ON	151,000	64,120	8,013	10,285	53,835	60%	Q2 2019
Total Re/development activity			355,000	$76,120	$9,532	$15,291	$60,829	76%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (5)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2014	$85,077	$1,900	$1,244	$4,384	$92,605	$34,840
2015	187,216	—	—	27,859	215,075	157,975
2016	241,939	—	—	45,343	287,282	94,683
2017	327,167	—	—	32,305	359,472	122,700
2018	—	—	—	12,658	12,658	46,236
Total	$841,399	$1,900	$1,244	$122,549	$967,092	$456,434
% of Total	87.0%	0.2%	0.1%	12.7%	100%

(1)	MOB = Medical Office Building; OTH = Other

(2)
For acquisitions, cap rate represents the forecasted first year cash NOI / purchase price plus acquisition costs and expected capital additions. For dispositions, cap rate represents the next twelve month forecasted cash NOI / sales price.

(3)	Includes five single-tenant net lease medical office buildings and two multi-tenant buildings.

(4)	Redevelopment project is a 38,000 square foot expansion to an existing medical office building.

(5)	Net of mortgage notes receivable payoffs upon acquisition.

HEALTHCARE REALTY 12	1Q 2018 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
			SQUARE FEET
			MOB/OUTPATIENT (94.7%)		INPATIENT (3.7%)		OTHER (1.6%)
	MSA Rank	Investment(1)	Multi-tenant	Single-tenant Net	Rehab	Surgical	Multi-tenant	Single-tenant Net	Total	% of Total
Dallas, TX	4	$477,568	2,149,939			156,245			2,306,184	15.9%
Seattle, WA	15	428,814	949,395	67,510					1,016,905	7.0%
Charlotte, NC	22	168,486	820,457						820,457	5.6%
Nashville, TN	36	157,166	766,523						766,523	5.3%
Los Angeles, CA	2	182,871	594,163		63,000				657,163	4.5%
Houston, TX	5	131,074	591,027						591,027	4.1%
Richmond, VA	45	146,700	548,801						548,801	3.8%
Des Moines, IA	89	133,182	233,413	146,542			152,655		532,610	3.7%
Memphis, TN	42	94,181	515,876						515,876	3.6%
Atlanta, GA	9	188,187	476,054	19,732					495,786	3.4%
San Antonio, TX	24	95,234	483,811						483,811	3.3%
Denver, CO	19	138,918	446,292		34,068				480,360	3.3%
Indianapolis, IN	34	75,015	382,695						382,695	2.6%
Austin, TX	31	104,385	362,453				12,880		375,333	2.6%
Washington, DC	6	100,643	348,998						348,998	2.4%
Chicago, IL	3	85,814	337,917						337,917	2.3%
Honolulu, HI	54	141,582	298,427						298,427	2.1%
San Francisco, CA	11	116,464	286,270						286,270	2.0%
Oklahoma City, OK	41	109,111	68,860	200,000					268,860	1.8%
Miami, FL	8	56,615	241,980						241,980	1.7%
Colorado Springs, CO	79	51,055	241,224						241,224	1.7%
Other (22 markets)		623,395	1,840,048	322,482	90,123	186,000		75,000	2,513,653	17.3%
Total		$3,806,460	12,984,623	756,266	187,191	342,245	165,535	75,000	14,510,860	100.0%
Number of Properties			178	10	3	2	2	1	196
Percent of Square Feet			89.5%	5.2%	1.3%	2.4%	1.1%	0.5%	100.0%
Investment (1)			$3,266,901	$231,325	$45,454	$208,725	$45,937	$8,118	$3,806,460
Quarterly cash NOI			$55,237	$4,636	$1,451	$4,697	$659	$212	$66,892
Percent of cash NOI			82.6%	6.9%	2.2%	7.0%	1.0%	0.3%	100.0%

BY BUILDING TYPE
	MOB Total	Multi-tenant	Single-tenant Net	Total
Number of Properties	188	180	16	196
Square Feet	13,740,889	13,150,158	1,360,702	14,510,860
Percent of Square Feet	94.7%	90.6%	9.4%	100.0%
Investment (1)	$3,498,226	$3,312,838	$493,622	$3,806,460
Quarterly cash NOI	$59,873	$55,896	$10,996	$66,892
Percent of cash NOI	89.5%	83.6%	16.4%	100.0%

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY 13	1Q 2018 SUPPLEMENTAL INFORMATION

Square Feet by Health System (1)

MOB SQUARE FEET
	System Rank (3)	Credit Rating	ASSOCIATED 94.4% (2)				Total MOB SF	% of Total MOB SF
Top Health Systems			On	Adjacent (4)	Anchored (5)	Off
Baylor Scott & White Health	19	AA-/Aa3	1,834,256	129,879	163,188	—	2,127,323	15.5%
Ascension Health	4	AA+/Aa2	1,065,798	156,328	—	—	1,222,126	8.9%
Catholic Health Initiatives	8	BBB+/Baa1	807,182	180,125	95,486	—	1,082,793	7.9%
Atrium Health	33	AA-/Aa3	353,537	98,066	313,513	—	765,116	5.6%
Tenet Healthcare Corporation	5	B/B2	621,077	67,790	30,096	—	718,963	5.2%
Bon Secours Health System	68	A/A2	548,801	—	—	—	548,801	4.0%
WellStar Health System	99	A/A2	476,054	—	—	—	476,054	3.4%
Baptist Memorial Health Care	107	BBB+/--	424,306	—	39,345	—	463,651	3.4%
HCA	2	BB/Ba2	177,340	177,155	78,305	—	432,800	3.1%
Indiana University Health	28	AA/Aa2	280,129	102,566	—	—	382,695	2.8%
University of Colorado Health	75	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.5%
Trinity Health	7	AA-/Aa3	267,952	73,331	—	—	341,283	2.5%
Providence St. Joseph Health	3	AA-/Aa3	176,854	129,181	—	—	306,035	2.2%
UW Medicine (Seattle)	43	AA+/Aaa	194,536	102,540	—	—	297,076	2.2%
Medstar Health	37	A/A2	241,739	—	—	—	241,739	1.8%
Advocate Health Care	29	AA+/Aa2	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	259	A/A2	191,051	26,345	—		217,396	1.6%
Memorial Hermann	42	A+/A1	—	206,090	—	—	206,090	1.5%
Community Health	6	CCC+/Caa1	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	34	AA-/Aa3	—	—	200,000	—	200,000	1.4%
Sutter Health	12	AA-/Aa3	175,591	—	—	—	175,591	1.3%
Other (19 credit rated systems)			1,000,336	560,499	110,339	—	1,671,174	12.1%
Subtotal - credit rated (6)			9,331,359	2,266,430	1,064,122	—	12,661,911	92.1%
Non-credit rated			164,804	144,910	—	769,264	1,078,978	7.9%
Total			9,496,163	2,411,340	1,064,122	769,264	13,740,889	100.0%
% of Total			69.2%	17.5%	7.7%	5.6%

LEASED SQUARE FEET
					LEASED SQUARE FEET
Top Health Systems	System Rank (3)	Credit Rating	# of Buildings	# of Leases	MOB	Inpatient / Other	Total	% of Total Leased SF	% of TTM Revenue
Baylor Scott & White Health	19	AA-/Aa3	20	169	1,026,984	156,245	1,183,229	9.3%	9.9%
Mercy (St. Louis)	34	AA-/Aa3	2	2	200,000	186,000	386,000	3.0%	4.2%
Atrium Health	33	AA-/Aa3	16	79	598,318	—	598,318	4.7%	4.2%
Catholic Health Initiatives	8	BBB+/Baa1	14	69	513,927	—	513,927	4.0%	3.7%
Ascension Health	4	AA+/Aa2	11	65	374,400	—	374,400	2.9%	2.2%
Bon Secours Health System	68	A/A2	7	60	262,498	—	262,498	2.1%	2.1%
Indiana University Health	28	AA/Aa2	3	39	261,159	—	261,159	2.1%	2.0%
Tenet Healthcare Corporation	5	B/B2	14	38	152,865	63,000	215,865	1.7%	1.7%
UW Medicine (Seattle)	43	AA+/Aaa	5	23	177,995	—	177,995	1.4%	1.6%
University of Colorado Health	75	AA-/Aa3	5	13	160,156	—	160,156	1.3%	1.4%
WellStar Health System	99	A/A2	7	42	268,984	—	268,984	2.1%	0.7%
Total								34.6%	33.7%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

(3)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

(4)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(5)	Includes buildings where health systems lease 40% or more of the property.

(6)	Based on square footage, 82.3% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY 14	1Q 2018 SUPPLEMENTAL INFORMATION

Square Feet by Proximity (1)(2)

MEDICAL OFFICE BUILDINGS BY LOCATION
	2018				2017	2016
	Q1	Q4	Q3	Q2	Q1	Q4
On campus	69.1%	69.1%	68.4%	67.9%	67.4%	67.4%
Adjacent to campus (3)	17.6%	17.6%	17.5%	17.4%	17.7%	17.7%
Total on/adjacent	86.7%	86.7%	85.9%	85.3%	85.1%	85.1%
Off campus - anchored by hospital system (4)	7.7%	7.7%	8.4%	8.4%	8.5%	8.5%
Off campus	5.6%	5.6%	5.7%	6.3%	6.4%	6.4%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MEDICAL OFFICE BUILDINGS BY DISTANCE TO HOSPITAL CAMPUS
							Ground Lease Properties
Greater than	Less than or equal to	Number of Buildings	Square Feet	% of Total	Cumulative %	Campus Proximity	Square Feet	% of Total
	0.00	122	9,496,163	69.1%	69.1%	On campus	7,636,163	89.8%
0.00	250 yards	20	1,290,132	9.4%	78.5%	Adjacent (3)	80,525	0.9%
250 yards	0.25 miles	19	1,121,208	8.2%	86.7%		120,036	1.4%
0.25 miles	0.50	1	124,925	0.9%	87.6%	Off campus	124,925	1.5%
0.50	1.00	2	291,328	2.1%	89.7%		—	—%
1.00	2.00	6	590,339	4.3%	94.0%		319,446	3.8%
2.00	5.00	8	338,246	2.5%	96.5%		13,818	0.2%
5.00	10.00	6	332,359	2.4%	98.9%		205,631	2.4%
10.00		4	156,189	1.1%	100.0%		—	—%
Total		188	13,740,889	100.0%			8,500,544	100.0%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

(3)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(4)	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY 15	1Q 2018 SUPPLEMENTAL INFORMATION

Lease Maturity, Lease and Building Size (1)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet	% of Base Revenue (2)
2018	486	1,587,474	14.0%	—	—	—%	486	1,587,474	12.5%	13.0%
2019	558	2,151,665	18.9%	3	220,633	16.2%	561	2,372,298	18.6%	18.1%
2020	440	1,678,815	14.8%	1	83,318	6.1%	441	1,762,133	13.8%	14.1%
2021	336	1,203,605	10.6%	—	—	—%	336	1,203,605	9.4%	9.5%
2022	288	1,210,287	10.6%	1	58,285	4.3%	289	1,268,572	10.0%	9.5%
2023	186	937,220	8.2%	—	—	—%	186	937,220	7.4%	6.6%
2024	151	854,964	7.5%	—	—	—%	151	854,964	6.7%	6.3%
2025	77	594,932	5.2%	2	91,561	6.7%	79	686,493	5.4%	4.8%
2026	67	227,456	2.0%	—	—	—%	67	227,456	1.8%	1.8%
2027	59	292,940	2.6%	2	342,245	25.2%	61	635,185	5.0%	7.6%
Thereafter	89	632,960	5.6%	7	564,660	41.5%	96	1,197,620	9.4%	8.7%
Total leased	2,737	11,372,318	86.5%	16	1,360,702	100.0%	2,753	12,733,020	87.7%	100.0%
Total building		13,150,158	100.0%		1,360,702	100.0%		14,510,860	100.0%
WALTR (months) (3)		43.7			99.8			49.7
WALT (months) (3)		94.4			161.4			101.6

BY LEASE SIZE
	NUMBER OF LEASES
Leased Square Feet	Multi-Tenant Properties (4)	Single-Tenant Net Lease Properties
0 - 2,500	1,451	—
2,501 - 5,000	670	—
5,001 - 7,500	220	—
7,501 - 10,000	133	—
10,001 +	263	16
Total Leases	2,737	16

BY BUILDING SIZE
Building Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	42.4%	6,158,609	146,634	42
<100,000 and >75,000	25.0%	3,625,233	86,315	42
<75,000 and >50,000	17.5%	2,540,775	63,519	40
<50,000	15.1%	2,186,243	30,364	72
Total	100.0%	14,510,860	74,035	196

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

(3)	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

(4)	The average lease size in the multi-tenant properties is 4,155 square feet.

HEALTHCARE REALTY 16	1Q 2018 SUPPLEMENTAL INFORMATION

Historical Occupancy (1)
(dollars in thousands)

	2018				2017
	Q1	Q4	Q3	Q2	Q1
Same store properties
Multi-tenant
Investment	$2,708,228	$2,665,547	$2,547,282	$2,492,031	$2,493,309
Number of properties	143	142	138	137	138
Total building square feet	11,236,857	11,203,468	10,937,805	10,764,672	10,801,498
% occupied	87.9%	88.0%	88.0%	88.0%	87.7%

Single-tenant
Investment	$473,636	$486,602	$524,444	$524,444	$524,268
Number of properties	14	19	24	24	24
Total building square feet	1,306,362	1,428,034	1,762,488	1,762,488	1,762,488
% occupied	100.0%	100.0%	100.0%	100.0%	100.0%

Total same store properties
Investment	$3,181,864	$3,152,149	$3,071,726	$3,016,475	$3,017,577
Number of properties	157	161	162	161	162
Total building square feet	12,543,219	12,631,502	12,700,293	12,527,160	12,563,986
% occupied	89.2%	89.4%	89.7%	89.7%	89.4%

Acquisitions (2)
Investment	$526,129	$563,499	$428,579	$445,164	$405,975
Number of properties	24	25	18	19	18
Total building square feet	1,383,200	1,452,912	1,056,118	1,113,659	1,011,189
% occupied	92.7%	93.0%	92.3%	94.0%	93.0%

Development Completions
Investment	$31,929	$31,627	$30,537	$26,967	$5,353
Number of properties	2	2	2	2	1
Total building square feet	112,837	112,837	112,837	112,837	12,880
% occupied	34.9%	34.9%	22.7%	11.4%	100.0%
% leased	48.4%	45.4%	45.4%	42.4%	100.0%

Reposition (3)
Investment	$66,538	$60,179	$70,310	$97,766	$96,134
Number of properties	13	13	15	15	14
Total building square feet	471,604	435,281	561,708	714,500	704,362
% occupied	47.6%	47.7%	39.7%	53.5%	52.5%

Total
Investment	$3,806,460	$3,807,454	$3,601,152	$3,586,372	$3,525,039
Number of properties	196	201	197	197	195
Total building square feet	14,510,860	14,632,532	14,430,956	14,468,156	14,292,417
% occupied	87.7%	88.1%	87.4%	87.6%	87.8%

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Acquisition include properties acquired within the last 8 quarters of the period presented and are excluded from same store.

(3)
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY 17	1Q 2018 SUPPLEMENTAL INFORMATION

Occupancy Reconciliation

SEQUENTIAL
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
Beginning December 31, 2017	12,887,891	14,632,532	88.1%	11,288,895	12,631,502	89.4%

Portfolio Activity
Acquisitions	—	—	—%	NA	NA	NA
Re/Development completions	—	—	—%	—	—	—%
Dispositions (1)	(121,672)	(121,672)	100.0%	(121,672)	(121,672)	100.0%
Reclassifications to same store:
Acquisitions	NA	NA	NA	68,009	69,712	97.6%
Development completions	NA	NA	NA	—	—	—%
Reposition to same store	NA	NA	NA	9,225	9,225	100.0%
Reposition from same store	NA	NA	NA	(29,715)	(45,548)	65.2%
Subtotal	12,766,219	14,510,860	88.0%	11,214,742	12,543,219	89.4%
Leasing Activity
New leases/expansions	146,860	NA	NA	136,648	NA	NA
Move-outs/contractions	(180,059)	NA	NA	(164,528)	NA	NA
Net Absorption	(33,199)	NA	NA	(27,880)	NA	NA
Ending March 31, 2018	12,733,020	14,510,860	87.7%	11,186,862	12,543,219	89.2%

YEAR-OVER-YEAR
	PORTFOLIO			SAME STORE
	Occupied Square Feet	Total Square Feet	Occupancy	Occupied Square Feet	Total Square Feet	Occupancy
Beginning March 31, 2017	12,554,019	14,292,417	87.8%	11,230,870	12,563,986	89.4%

Portfolio Activity
Acquisitions	787,736	843,265	93.4%	NA	NA	NA
Re/Development completions	—	99,957	—%	—	—	—%
Dispositions (1)	(562,586)	(724,779)	77.6%	(518,372)	(518,372)	100.0%
Reclassifications to same store:
Acquisitions	NA	NA	NA	432,608	471,254	91.8%
Development completions	NA	NA	NA	—	—	—%
Reposition to same store	NA	NA	NA	154,590	154,590	100.0%
Reposition from same store	NA	NA	NA	(83,962)	(128,239)	65.5%
Subtotal	12,779,169	14,510,860	88.1%	11,215,734	12,543,219	89.4%
Leasing Activity
New leases/expansions	540,771	NA	NA	479,100	NA	NA
Move-outs/contractions	(586,920)	NA	NA	(507,972)	NA	NA
Net Absorption	(46,149)	NA	NA	(28,872)	NA	NA
Ending March 31, 2018	12,733,020	14,510,860	87.7%	11,186,862	12,543,219	89.2%

(1)	Includes properties reclassified as held for sale.

HEALTHCARE REALTY 18	1Q 2018 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

	2018				2017			2016
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Average in-place contractual increases
Multi-tenant properties	2.81%	2.80%	2.78%	2.74%	2.72%	2.69%	2.68%	2.67%
Single-tenant net lease properties	2.12%	2.12%	2.10%	2.04%	1.98%	1.78%	1.84%	1.80%
Total	2.71%	2.69%	2.65%	2.61%	2.59%	2.50%	2.49%	2.47%
Multi-tenant renewals
Cash leasing spreads	5.2%	3.7%	4.6%	9.5%	4.5%	3.9%	4.3%	6.3%
Tenant retention rate	81.5%	81.9%	80.5%	90.3%	79.2%	88.5%	90.1%	81.2%

AVERAGE IN-PLACE CONTRACTUAL INCREASES (2)
	MULTI-TENANT		SINGLE-TENANT NET LEASE		TOTAL
	% Increase	% of Base Rent	% Increase	% of Base Rent	% Increase	% of Base Rent
Annual increase
CPI	2.21%	1.38%	2.02%	55.83%	2.04%	9.46%
Fixed	2.95%	92.32%	2.39%	16.64%	2.93%	81.08%
Non-annual increase
CPI	0.95%	1.53%	0.50%	2.55%	0.85%	1.68%
Fixed	1.41%	3.23%	2.34%	24.98%	1.94%	6.46%
No increase
Term > 1 year	—%	1.54%	—%	—%	—%	1.32%
Total (2)	2.81%	100.00%	2.12%	100.00%	2.71%	100.00%

TYPE AND OWNERSHIP STRUCTURE
	% OF SQUARE FEET
	Multi-tenant	Single-tenant Net Lease	Total
Tenant Type (% of Leased Square Feet)
Hospital	44.8%	81.1%	49.1%
Physician and other	55.2%	18.9%	50.9%
Lease Structure (% of Leased Square Feet)
Gross	13.8%	—%	12.2%
Modified gross	30.1%	—%	26.5%
Net	56.1%	100.0%	61.3%
Ownership Type (% of Building Square Feet)
Ground lease	61.4%	13.9%	56.4%
Fee simple	38.6%	86.1%	43.6%

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	Excludes leases with terms of one year or less.

HEALTHCARE REALTY 19	1Q 2018 SUPPLEMENTAL INFORMATION

Same Store Properties (1)
(dollars in thousands, except per square foot data)

QUARTERLY
	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
Multi-tenant
Revenues	$82,819	$82,494	$83,398	$82,252	$80,857	$79,980	$80,302	$79,102
Expenses	34,271	33,565	35,079	33,419	33,208	33,007	34,236	32,688
Cash NOI	$48,548	$48,929	$48,319	$48,833	$47,649	$46,973	$46,066	$46,414
Margin	58.6%	59.3%	57.9%	59.4%	58.9%	58.7%	57.4%	58.7%
Occupancy	87.9%	88.2%	88.1%	88.6%	88.2%	87.9%	87.9%	87.6%
Number of properties	143	143	143	143	143	143	143	143
Single-tenant net lease
Revenues	$11,053	$11,033	$10,849	$10,504	$10,893	$10,589	$10,857	$10,736
Expenses	368	353	397	358	428	398	369	341
Cash NOI	$10,685	$10,680	$10,452	$10,146	$10,465	$10,191	$10,488	$10,395
Margin	96.7%	96.8%	96.3%	96.6%	96.1%	96.2%	96.6%	96.8%
Occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Number of properties	14	14	14	14	14	14	14	14
Total
Revenues	$93,872	$93,527	$94,247	$92,756	$91,750	$90,569	$91,159	$89,838
Expenses	34,639	33,918	35,476	33,777	33,636	33,405	34,605	33,029
Cash NOI	$59,233	$59,609	$58,771	$58,979	$58,114	$57,164	$56,554	$56,809
Margin	63.1%	63.7%	62.4%	63.6%	63.3%	63.1%	62.0%	63.2%
Occupancy	89.2%	89.4%	89.3%	89.8%	89.4%	89.2%	89.1%	88.9%
Number of properties	157	157	157	157	157	157	157	157
% Cash NOI year-over-year growth	1.9%	4.3%	3.9%	3.8%

TRAILING TWELVE MONTHS
	Twelve Months Ended March 31,
	2018	2017	% Change
Multi-tenant
Revenues	$330,963	$320,241	3.3%
Expenses	136,334	133,139	2.4%
Cash NOI	$194,629	$187,102	4.0%
Revenue per average occupied square foot	$33.40	$32.46	2.9%
Average occupancy	88.2%	87.8%
Number of properties	143	143
Single-tenant net lease
Revenues	$43,439	$43,075	0.8%
Expenses	1,476	1,536	(3.9%)
Cash NOI	$41,963	$41,539	1.0%
Revenue per average occupied square foot	$33.26	$32.98	0.8%
Average occupancy	100.0%	100.0%
Number of properties	14	14
Total Same Store
Revenues	$374,402	$363,316	3.1%
Expenses	137,810	134,675	2.3%
Cash NOI	$236,592	$228,641	3.5%
Revenue per average occupied square foot	$33.38	$32.52	2.7%
Average occupancy	89.4%	89.1%
Number of Properties	157	157
(1) Excludes recently acquired or disposed properties, mortgage notes receivable, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 20	1Q 2018 SUPPLEMENTAL INFORMATION

Reconciliation of NOI
(dollars in thousands)

BOTTOM UP RECONCILIATION
	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
Net income (loss)	$9,180	($37,151)	$3,173	$25,224	$31,845	$52,437	$11,834	$12,145
Other income (expense)	12,175	58,429	18,819	(1,807)	(8,851)	(27,078)	13,719	14,803
General and administrative expense	9,101	8,272	8,022	8,005	8,694	7,622	7,859	7,756
Depreciation and amortization expense	39,573	37,324	35,873	34,823	34,452	34,022	31,984	31,290
Other expenses (1)	1,968	2,522	1,921	2,204	1,979	2,431	1,488	1,696
Straight-line rent revenue	(1,722)	(1,205)	(1,332)	(1,783)	(1,751)	(1,754)	(1,223)	(2,091)
Other revenue (2)	(1,438)	(1,258)	(1,327)	(1,197)	(785)	(1,218)	(1,420)	(1,454)
Cash NOI	$68,837	$66,933	$65,149	$65,469	$65,583	$66,462	$64,241	$64,145
Acquisitions / development completions	(7,256)	(5,083)	(3,944)	(3,470)	(2,972)	(2,916)	(781)	(324)
Reposition	(404)	(344)	(379)	(402)	(436)	(373)	(302)	(233)
Dispositions / other	(1,944)	(1,897)	(2,055)	(2,618)	(4,061)	(6,009)	(6,604)	(6,779)
Same store Cash NOI	$59,233	$59,609	$58,771	$58,979	$58,114	$57,164	$56,554	$56,809

TOP DOWN RECONCILIATION
	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
Property operating	$95,294	$91,523	$90,935	$88,869	$86,682	$85,686	$83,974	$82,135
Single-tenant net lease	13,213	13,078	12,811	12,732	14,276	15,626	16,053	16,104
Straight-line rent revenue	1,722	1,205	1,332	1,783	1,751	1,754	1,223	2,091
Rental income	110,229	105,806	105,078	103,384	102,709	103,066	101,250	100,330
Property lease guaranty income	175	182	168	153	224	354	817	885
Parking income	1,626	1,705	1,669	1,669	1,568	1,867	1,500	1,359
Exclude straight-line rent revenue	(1,722)	(1,205)	(1,332)	(1,783)	(1,751)	(1,754)	(1,223)	(2,091)
Exclude other revenue (3)	(1,345)	(1,201)	(1,218)	(1,085)	(642)	(1,123)	(1,245)	(1,302)
Revenue	108,963	105,287	104,365	102,338	102,108	102,410	101,099	99,181
Property operating expense	(41,818)	(40,590)	(40,627)	(38,183)	(37,852)	(37,307)	(37,528)	(36,281)
Exclude other expenses (4)	1,692	2,236	1,411	1,314	1,327	1,359	670	1,245
Cash NOI	$68,837	$66,933	$65,149	$65,469	$65,583	$66,462	$64,241	$64,145
Acquisitions / development completions	(7,256)	(5,083)	(3,944)	(3,470)	(2,972)	(2,916)	(781)	(324)
Reposition	(404)	(344)	(379)	(402)	(436)	(373)	(302)	(233)
Dispositions / other	(1,944)	(1,897)	(2,055)	(2,618)	(4,061)	(6,009)	(6,604)	(6,779)
Same store Cash NOI	$59,233	$59,609	$58,771	$58,979	$58,114	$57,164	$56,554	$56,809

TRAILING TWELVE MONTHS CASH NOI
	Twelve Months Ended March 31,
	2018	2017	% Change
Same store Cash NOI	$236,592	$228,641	3.5%
Reposition	1,529	1,344	13.8%
Subtotal	$238,121	$229,985	3.5%
Acquisitions / development completions	19,753	6,993	182.5%
Dispositions / other	8,514	23,453	(63.7%)
Cash NOI	$266,388	$260,431	2.3%

(1)	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

(2)
Includes management fee income, interest, mortgage interest income, above and below market lease intangible amortization, lease inducement amortization, lease terminations and tenant improvement overage amortization.

(3)	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

(4)	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY 21	1Q 2018 SUPPLEMENTAL INFORMATION

Reconciliation of EBITDA
(dollars in thousands)

EBITDA
	Q1 2018	Q4 2017	Q3 2017	Q2 2017	TTM
Net income	$9,180	($37,151)	$3,173	$25,224	$426
Interest expense	12,668	13,707	14,107	14,315	54,797
Depreciation and amortization	39,573	37,324	35,873	34,823	147,593
EBITDA	$61,421	$13,880	$53,153	$74,362	$202,816

EBITDA	$61,421	$13,880	$53,153	$74,362	$202,816
Other amortization expense (1)	1,817	1,983	1,994	1,965	7,759
Gain on sales of real estate properties	—	—	7	(16,124)	(16,117)
Impairments on real estate assets	—	(2)	5,059	5	5,062
EBITDAre (2)	$63,238	$15,861	$60,213	$60,208	$199,520

EBITDA	$61,421	$13,880	$53,153	$74,362	$202,816
Acquisition and development expense	277	302	507	785	1,871
Gain on sales of real estate properties	—	—	7	(16,124)	(16,117)
Impairments on real estate assets	—	(2)	5,059	5	5,062
Loss on extinguishment of debt	—	44,985	—	—	44,985
Debt Covenant EBITDA	$61,698	$59,165	$58,726	$59,028	$238,617

Debt Covenant EBITDA	$61,698	$59,165	$58,726	$59,028	$238,617
Other amortization expense	1,817	1,983	1,994	1,965	7,759
Timing impact (3)	—	2,761	559	(90)	3,230
Stock based compensation	2,822	2,531	2,429	2,453	10,235
Adjusted EBITDA	$66,337	$66,440	$63,708	$63,356	$259,841

(1)	Includes leasing commission amortization, above and below market lease intangible amortization, deferred financing costs amortization and the amortization of discounts and premiums on debt.

(2)
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

(3)
Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter and the out-of-period impact of a ground lease straight-line rent adjustment recorded in the fourth quarter of 2017.

HEALTHCARE REALTY 22	1Q 2018 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands, except per share data)

NOI BY PROPERTY TYPE
	Q1 2018
Asset Type	Same Store NOI(1)	Acquisitions/Development Completions NOI (2)	Reposition NOI(3)	Timing Adjustments(4)	Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB/Outpatient	$52,316	$7,154	$505	$465	$60,440	$241,760	89.6%
Inpatient rehab	1,451	—	—	—	1,451	5,804	2.1%
Inpatient surgical	4,697	—	—	—	4,697	18,788	7.0%
Other	769	102	—	—	871	3,484	1.3%
Total NOI	$59,233	$7,256	$505	$465	$67,459	$269,836	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$20,123
Construction in progress	14,990
Unstabilized development (5)	26,575
Subtotal	$61,688

OTHER ASSETS
Assets held for sale (6)	$64,435
Reposition properties (net book value) (3)	4,648
Cash and other assets (7)	71,053
Subtotal	$140,136

DEBT
Unsecured credit facility	$213,000
Unsecured term loan	150,000
Senior notes	800,000
Mortgage notes payable	153,762
Other liabilities (8)	62,498
Subtotal	$1,379,260

TOTAL SHARES OUTSTANDING
As of April 27, 2018	125,198,489

IMPLIED CAP RATE
	Stock Price	Implied Cap Rate
As of 4/27/2018	$27.88	5.78%

Q1 2018 high	$32.03	5.20%
Q1 2018 low	$26.55	5.99%

(1)	See Same Store Properties schedule on page 20 for details on same store NOI.

(2)
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

(3)
Reposition properties includes 13 properties which comprise 471,604 square feet. The NOI table above includes 9 of these properties comprising 306,826 square feet that have generated positive NOI totaling approximately $0.5 million. The remaining 4 properties, comprising 164,778 square feet, have generated negative NOI of approximately $0.1 million and are reflected at a net book value of $4.6 million in the other assets table above.

(4)	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

(5)	Unstabilized development includes the gross book value of one property that was completed on June 30, 2017. The building is 42% leased and 27% occupied as of March 31, 2018.

(6)	Assets held for sale includes 13 real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(7)	Includes cash of $3.8 million and prepaid assets of $67.3 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI.

(8)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $55.0 million, security deposits of $6.7 million, and deferred operating expense reimbursements of $0.8 million. Also, excludes deferred revenue of $36.2 million.

HEALTHCARE REALTY 23	1Q 2018 SUPPLEMENTAL INFORMATION

Components of Expected FFO
(amounts in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Expected 2018		Actual
	Low	High	Q1 2018
Occupancy
Multi-Tenant	87.5%	89.0%	87.9%
Single-Tenant Net Lease	95.0%	100.0%	100.0%

TTM Revenue per Occupied Square Foot
Multi-Tenant	$33.00	$34.00	$33.40
Single-Tenant Net Lease	$32.00	$33.00	$33.26

Multi-Tenant Cash NOI Margin	58.5%	60.0%	58.6%

Multi-Tenant Contractual Rent Increases by Type (% of base rent)
Annual Increase	92.0%	95.0%	93.7%
Non-annual Increase	4.0%	5.0%	4.8%
No Increase (term > 1 year)	1.0%	2.0%	1.5%

Multi-Tenant Cash Leasing Spreads	3.0%	6.0%	5.2%

Multi-Tenant Lease Retention Rate	75.0%	90.0%	81.5%

TTM Cash NOI Growth
Multi-Tenant	3.0%	4.5%	4.0%
Single-Tenant Net Lease	1.0%	3.0%	1.0%
Total	3.0%	4.0%	3.5%

ANNUAL RANGE OF EXPECTATIONS
	Low	High	YTD

G&A	$33,000	$34,500	$9,101

Funding Activity
Acquisitions	$75,000	$125,000	—
Dispositions:
Exercised Purchase Options	(45,500)	(45,500)	(46,236)
Other Dispositions	(30,000)	(80,000)	—
Re/Development	30,000	50,000	12,658
1st Generation TI and Planned Capital Expenditures for Acquisitions	8,000	10,000	1,194
2nd Generation Tenant Improvements	22,000	26,000	5,867
Leasing Commissions	7,000	9,000	1,851
Capital Expenditures	18,000	24,000	4,184

Cash Yield
Acquisitions	5.25%	6.00%	—%
Dispositions
Exercised Purchase Options	13.60%	13.60%	13.30%
Other Dispositions	7.00%	9.75%	—%
Re/development (stabilized)	6.25%	7.50%	NA

Leverage (Debt/Cap)	30.0%	35.0%	32.6%

Net Debt to Adjusted EBITDA	4.75x	5.5x	4.9x

HEALTHCARE REALTY 24	1Q 2018 SUPPLEMENTAL INFORMATION